                                                                    EXHIBIT 99.1


(O'CHARLEY'S INC. LOGO)


NEWS RELEASE




CONTACT:   Larry Hyatt                            Meg Bayless
           Chief Financial Officer                Public Relations Manager
           (615) 782-8818                         (615) 782-8940


           O'CHARLEY'S INC. NAMES HISLOP O'CHARLEY'S CONCEPT PRESIDENT

NASHVILLE, Tenn. (April 18, 2005) -- O'Charley's Inc. (NASDAQ/NM: CHUX) today announced that Steven J. Hislop, currently the Company's president and chief operating officer, has been named concept president - O'Charley's, effective May 1, 2005. The Company has no immediate plans to fill Mr. Hislop's previous positions.

         Mr. Hislop has been president of O'Charley's Inc. since May 1999. He joined the Company in 1988 as director of operations and was named executive vice president and chief operating officer in March 1997.

         Gregory L. Burns, chairman and chief executive officer of O'Charley's Inc., noted, "To ensure that we have a long-term approach appropriate to running a multi-concept, vertically-integrated enterprise, our strategic planning has focused on how to best grow our company and allocate the resources necessary to produce long-term growth and returns for our shareholders. Steve's leadership of the O'Charley's concept is consistent with these strategic plans. He has successfully overseen the O'Charley's concept for a number of years, and we are very confident that Steve's experience will continue to position O'Charley's for new growth opportunities in the future."

         O'Charley's Inc. operates 224 company-owned O'Charley's restaurants in 16 states in the Southeast and Midwest, with two franchised O'Charley's restaurants in Michigan. An O'Charley's restaurant in Louisiana is operated by a joint venture in which the Company has an ownership interest. The menu, with an emphasis on fresh preparation, features several specialty items such as hand-cut and aged steaks, a variety of seafood and chicken, freshly baked yeast rolls, fresh-cut salads with special-recipe salad dressings and signature caramel pie. The Company also operates Ninety Nine Restaurant & Pub restaurants in 101 locations throughout Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont. Ninety Nine has earned a strong reputation for providing generous portions of high-quality food at moderate prices in a comfortable, relaxed atmosphere. The menu features a wide selection of appetizers, salads, sandwiches, burgers, entrees and desserts. In addition, the Company operates six Stoney River Legendary Steaks restaurants in Georgia, Illinois, Kentucky and Tennessee. The dinner-only steakhouse concept appeals to both upscale casual dining and fine dining customers by offering high-quality food and attentive customer service typical of high-end steakhouses at more moderate prices.



                                     -MORE-



            3038 Sidco Drive - Nashville, TN 37204 - (615) 256-8500
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CHUX Names Hislop O'Charley's Concept Head
Page 2
April 18, 2005


         This press release and statements made by or on behalf of the Company relating hereto may be deemed to constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the risks described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by us that our objectives, plans and projected results of operations will be achieved and the Company's actual results could differ materially from such forward-looking statements. The Company does not undertake any obligation to publicly release any revisions to the forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



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